SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 30, 2003
(as amended on November 19, 2003)

SIPEX CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-27892	95-4249153

(State of incorporation)	(Commission file number)	(IRS Employer Identification No.)

233 South Hillview Drive, Milpitas CA	95053

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (408) 934-7500

This Form 8-K/A amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 30, 2003.

Item 5. Other Corporate Events

     On October 30, 2003, SIPEX Corporation (the “Registrant”) announced completion of its previously announced reincorporation from the Commonwealth of Massachusetts into the State of Delaware. A copy of the Registrant’s new Delaware Amended and Restated Certificate of Incorporation and Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 28, 2003, and are incorporated by reference into this Item 5 of this Form 8-K.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

3.1*	Amended and Restated Certificate of Incorporation.
3.2*	Bylaws.
99.1**	Press release dated October 30, 2003 announcing the results for the fiscal quarter ended September 27, 2003, and completion of its reincorporation into the State of Delaware (furnished pursuant to Item 12).

* Incorporated herein by reference from the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 28, 2003.

** Previously filed.

Item 12. Results of Operations and Financial Condition

     On October 30, 2003, the Registrant issued a press release announcing the results for the fiscal quarter ended September 27, 2003. The full text of the press release is attached as Exhibit 99.1.

     The information contained in this Item 12 of this Form 8-K, including the related information contained in the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

SIPEX CORPORATION (Registrant)

Dated: November 19, 2003	By:	/s/ Phillip A. Kagel

Phillip A. Kagel Senior Vice President, Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number

3.1*	Amended and Restated Certificate of Incorporation.
3.2*	Bylaws.
99.1**	Press release dated October 30, 2003 relating to the Registrant’s results for the fiscal quarter ended September 27, 2003, and the completion of its reincorporation into the State of Delaware (furnished pursuant to Item 12).

* Incorporated herein by reference from the Registrant’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on October 28, 2003.

** Previously filed.